UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2021

PALISADE BIO, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33672 (Commission File Number)	52-2007292 (IRS Employer Identification No.)

5800 Armada Drive, Suite 210 Carlsbad, California (Address of Principal Executive Offices)	92008 (Zip Code)

Registrant’s telephone number, including area code: (858) 704-4900

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PALI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

As previously reported, on April 27, 2021, Palisade Bio completed its business combination with Leading Biosciences, Inc. (“Leading Sub”), in accordance with the terms of the Agreement and Plan of Merger, dated December 16, 2020 (the “Merger Agreement”), by and among the Palisade Bio, Townsgate Acquisition Sub 1, Inc. (“Merger Sub”) and Leading Sub, pursuant to which Merger Sub merged with and into Leading Sub, with Leading Sub surviving as a wholly owned subsidiary of the Company (the “Merger”). This Amendment No. 1 on Form 8-K/A is being filed by Palisade Bio to amend the Current Report on Form 8-K filed on April 27, 2021 (the “Original Report”), solely to provide the disclosures required by Item 9.01 of Form 8-K that were not previously filed with the Original Report.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The financial statements required by Item 9.01(a) and the notes related thereto are filed as Exhibit 99.1 to this report.

(b) Pro Forma Financial Information

The pro forma financial information required by Item 9.01(b) and the notes related thereto are filed as Exhibit 99.2 to this report.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of Registered Independent Public Accounting Firm

99.1	Condensed financial statements of Leading Biosciences, Inc., as of March 31, 2021 (unaudited) and December 31, 2020, and for the three months ended March 31, 2021 and 2020 (unaudited).

Audited financial statements of Leading BioSciences, Inc. as of December 31, 2020 and 2019.

99.2	Unaudited pro forma condensed combined balance sheet as of March 31, 2021, the unaudited pro forma condensed combined statement of operations and comprehensive loss for the three months ended March 31, 2021 and the unaudited pro forma condensed combined statement of operations and comprehensive loss for the year ended December 31, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Palisade Bio, Inc.

By:	/s/ Thomas M. Hallam
Name:	Thomas M. Hallam
Title:	Chief Executive Officer

Date: July 13, 2021